EXHIBIT 99

Selected Segment Financial Information for the Fiscal Year and Interim Periods of Fiscal 2020
(Unaudited)
(In thousands)

	Three Months Ended				Fiscal Year Ended
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	June 30, 2020
Gross revenue(1)
Utility and Power Infrastructure	$47,727	$49,155	$55,670	$59,449	$212,001
Process and Industrial Facilities(2)	155,452	143,769	76,297	49,192	424,710
Storage and Terminal Solutions	136,001	128,008	118,711	88,151	470,871
	$339,180	$320,932	$250,678	$196,792	$1,107,582
Less: Intersegment revenue(1)
Process and Industrial Facilities	$575	$886	$1,327	$51	$2,839
Storage and Terminal Solutions	508	1,369	1,024	904	3,805
	$1,083	$2,255	$2,351	$955	$6,644
Consolidated revenue
Utility and Power Infrastructure	$47,727	$49,155	$55,670	$59,449	$212,001
Process and Industrial Facilities(2)	154,877	142,883	74,970	49,141	421,871
Storage and Terminal Solutions	135,493	126,639	117,687	87,247	467,066
	$338,097	$318,677	$248,327	$195,837	$1,100,938
Gross profit (loss)
Utility and Power Infrastructure	$(168)	$(1,226)	$3,138	$5,337	$7,081
Process and Industrial Facilities	13,590	13,838	3,070	5,851	36,349
Storage and Terminal Solutions	19,742	18,026	14,907	8,738	61,413
Corporate	(699)	(637)	(638)	(693)	(2,667)
	$32,465	$30,001	$20,477	$19,233	$102,176
Selling, general and administrative expenses
Utility and Power Infrastructure	$2,632	$2,778	$2,081	$2,556	$10,047
Process and Industrial Facilities	6,938	7,385	5,343	4,600	24,266
Storage and Terminal Solutions	6,986	6,791	6,165	6,444	26,386
Corporate	7,135	6,211	6,129	6,102	25,577
	$23,691	$23,165	$19,718	$19,702	$86,276
Intangible asset impairments and restructuring costs
Utility and Power Infrastructure	$—	$24,900	$935	$1,790	$27,625
Process and Industrial Facilities	—	13,615	4,087	5,212	22,914
Storage and Terminal Solutions	—	—	821	245	1,066
Corporate	—	—	716	204	920
	$—	$38,515	$6,559	$7,451	$52,525
Operating income (loss)
Utility and Power Infrastructure	$(2,800)	$(28,904)	$122	$991	$(30,591)
Process and Industrial Facilities	6,652	(7,162)	(6,360)	(3,961)	(10,831)
Storage and Terminal Solutions	12,756	11,235	7,921	2,049	33,961
Corporate	(7,834)	(6,848)	(7,483)	(6,999)	(29,164)
	$8,774	$(31,679)	$(5,800)	$(7,920)	$(36,625)
Adjusted operating income (loss)(3)
Utility and Power Infrastructure	$(2,800)	$(4,004)	$1,057	$2,781	$(2,966)
Process and Industrial Facilities	6,652	6,453	(2,273)	1,251	12,083
Storage and Terminal Solutions	12,756	11,235	8,742	2,294	35,027
Corporate	(7,834)	(6,848)	(6,767)	(6,795)	(28,244)
	$8,774	$6,836	$759	$(469)	$15,900

(1)Fiscal 2020 gross revenue and intersegment revenue increased by $22 thousand compared to previously reported gross and intersegment revenue as a result of the reclassification of intercompany work caused by the segment change.
(2)The Company made a strategic decision to exit the domestic iron and steel business early in the third quarter of fiscal 2020, which reduced revenue in the Process and Industrial Facilities segment during the second half of fiscal 2020.
(3)Adjusted operating income (loss) depicts our operating income (loss) before the impacts of intangible asset impairments and restructuring costs. This measure is non-GAAP. The most directly comparable financial measure is operating income (loss) in our consolidated statements of income. We presented this measure because we believe it more clearly depicts the core operating results of the Company during the periods presented and provides a more comparable measure of the Company's operating results to our peers. Since this measure is not calculated in accordance with GAAP, it should be considered in addition to, rather than as a substitute for, the most directly comparable GAAP financial measure.

Selected Segment Financial Information for the Fiscal Year and Interim Periods of Fiscal 2019
(Unaudited)
(In thousands)

	Three Months Ended				Fiscal Year Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2019
Gross revenue(1)
Utility and Power Infrastructure	$53,131	$65,267	$66,450	$65,019	$249,867
Process and Industrial Facilities	155,504	151,891	159,831	188,911	656,137
Storage and Terminal Solutions	110,726	124,930	133,587	145,705	514,948
	$319,361	$342,088	$359,868	$399,635	$1,420,952
Less: Intersegment revenue(1)
Process and Industrial Facilities	$71	$1,201	$795	$56	$2,123
Storage and Terminal Solutions	779	319	186	865	2,149
	$850	$1,520	$981	$921	$4,272
Consolidated revenue
Utility and Power Infrastructure	$53,131	$65,267	$66,450	$65,019	$249,867
Process and Industrial Facilities	155,433	150,690	159,036	188,855	654,014
Storage and Terminal Solutions	109,947	124,611	133,401	144,840	512,799
	$318,511	$340,568	$358,887	$398,714	$1,416,680
Gross profit (loss)
Utility and Power Infrastructure	$4,400	$4,686	$7,023	$5,052	$21,161
Process and Industrial Facilities	10,599	12,849	16,138	19,267	58,853
Storage and Terminal Solutions	9,122	11,064	14,508	19,906	54,600
Corporate	(700)	(713)	(763)	(487)	(2,663)
	$23,421	$27,886	$36,906	$43,738	$131,951
Selling, general and administrative expenses
Utility and Power Infrastructure	$2,230	$2,642	$2,646	$2,324	$9,842
Process and Industrial Facilities	6,390	6,264	6,517	7,761	26,932
Storage and Terminal Solutions	6,772	7,053	7,916	8,578	30,319
Corporate	5,809	6,400	7,033	7,686	26,928
	$21,201	$22,359	$24,112	$26,349	$94,021
Operating income (loss)
Utility and Power Infrastructure	$2,170	$2,044	$4,377	$2,728	$11,319
Process and Industrial Facilities	4,209	6,585	9,621	11,506	31,921
Storage and Terminal Solutions	2,350	4,011	6,592	11,328	24,281
Corporate	(6,509)	(7,113)	(7,796)	(8,173)	(29,591)
	$2,220	$5,527	$12,794	$17,389	$37,930

(1)Fiscal 2019 gross revenue and intersegment revenue decreased by $324 thousand compared to previously reported gross and intersegment revenue as a result of the reclassification of intercompany work caused by the segment change.

Backlog
The following tables present the Company's quarterly and annual summary of changes in backlog during fiscal 2020 and fiscal 2019 under the new basis of segmentation.
Fiscal 2020
Three months ended September 30, 2019:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of June 30, 2019	$271,840	$376,239	$450,270	$1,098,349
Project awards	30,791	146,819	144,078	321,688
Revenue recognized	(47,727)	(154,877)	(135,493)	(338,097)
Backlog as of September 30, 2019	$254,904	$368,181	$458,855	$1,081,940
Book-to-bill ratio(1)	0.6	0.9	1.1	1.0

(1)Calculated by dividing project awards by revenue recognized.

Three months ended December 31, 2019:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of September 30, 2019	$254,904	$368,181	$458,855	$1,081,940
Project awards	13,506	72,734	111,042	197,282
Project cancellations(1)	—	(88,310)	—	(88,310)
Revenue recognized	(49,155)	(142,883)	(126,639)	(318,677)
Backlog as of December 31, 2019	$219,255	$209,722	$443,258	$872,235
Book-to-bill ratio(2)	0.3	0.5	0.9	0.6

(1)Process and Industrial Facilities cancellations related to our exit from the iron and steel business in the United States and the cancellation of a coke battery project in Canada.
(2)Calculated by dividing project awards by revenue recognized.

Three months ended March 31, 2020:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of December 31, 2019	$219,255	$209,722	$443,258	$872,235
Project awards	19,221	37,271	56,821	113,313
Project cancellations(1)	—	(10,165)	—	(10,165)
Revenue recognized	(55,670)	(74,970)	(117,687)	(248,327)
Backlog as of March 31, 2020	$182,806	$161,858	$382,392	$727,056
Book-to-bill ratio(2)	0.3	0.5	0.5	0.5

(1)Process and Industrial Facilities cancellations consists of turnaround work transferred to a local contractor as a result of COVID-19 precautions and cancellation of work due to the final wind-down of our domestic iron and steel maintenance business following our strategic decision to exit the business.
(2)Calculated by dividing project awards by revenue recognized.

Three months ended June 30, 2020:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of March 31, 2020	$182,806	$161,858	$382,392	$727,056
Project awards	149,459	33,008	44,779	227,246
Revenue recognized	(59,449)	(49,141)	(87,247)	(195,837)
Backlog as of June 30, 2020	$272,816	$145,725	$339,924	$758,465
Book-to-bill ratio(1)	2.5	0.7	0.5	1.2

(1)Calculated by dividing project awards by revenue recognized.

Twelve months ended June 30, 2020:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of June 30, 2019	$271,840	$376,239	$450,270	$1,098,349
Project awards	212,977	289,832	356,720	859,529
Project cancellations(1)	—	(98,475)	—	(98,475)
Revenue recognized	(212,001)	(421,871)	(467,066)	(1,100,938)
Backlog as of June 30, 2020	$272,816	$145,725	$339,924	$758,465
Book-to-bill ratio(2)	1.0	0.7	0.8	0.8

(1)Process and Industrial Facilities cancellations related to our exit from the iron and steel business in the United States, the cancellation of a coke battery project in Canada, and turnaround work transferred to a local contractor as a result of COVID-19 precautions.
(2)Calculated by dividing project awards by revenue recognized.

Fiscal 2019

Three months ended September 30, 2018:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of June 30, 2018	$149,150	$464,033	$605,413	$1,218,596
Project awards	39,628	84,968	84,791	209,387
Revenue recognized	(53,131)	(155,433)	(109,947)	(318,511)
Backlog as of September 30, 2018	$135,647	$393,568	$580,257	$1,109,472
Book-to-bill ratio(1)	0.7	0.5	0.8	0.7

(1)Calculated by dividing project awards by revenue recognized.

Three months ended December 31, 2018:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of September 30, 2018	$135,647	$393,568	$580,257	$1,109,472
Project awards	52,030	139,912	85,550	277,492
Revenue recognized	(65,267)	(150,690)	(124,611)	(340,568)
Backlog as of December 31, 2018	$122,410	$382,790	$541,196	$1,046,396
Book-to-bill ratio(1)	0.8	0.9	0.7	0.8

(1)Calculated by dividing project awards by revenue recognized.

Three months ended March 31, 2019:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of December 31, 2018	$122,410	$382,790	$541,196	$1,046,396
Project awards	244,530	156,447	57,954	458,931
Revenue recognized	(66,450)	(159,036)	(133,401)	(358,887)
Backlog as of March 31, 2019	$300,490	$380,201	$465,749	$1,146,440
Book-to-bill ratio(1)	3.7	1.0	0.4	1.3

(1)Calculated by dividing project awards by revenue recognized.

Three months ended June 30, 2019:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of March 31, 2019	$300,490	$380,201	$465,749	$1,146,440
Project awards	36,369	184,893	129,361	350,623
Revenue recognized	(65,019)	(188,855)	(144,840)	(398,714)
Backlog as of June 30, 2019	$271,840	$376,239	$450,270	$1,098,349
Book-to-bill ratio(1)	0.6	1.0	0.9	0.9

(1)Calculated by dividing project awards by revenue recognized.

Twelve months ended June 30, 2019:

	Utility and Power Infrastructure	Process and Industrial Facilities	Storage and Terminal Solutions	Total
	(In thousands)
Backlog as of June 30, 2018	$149,150	$464,033	$605,413	$1,218,596
Project awards	372,557	566,220	357,656	1,296,433
Revenue recognized	(249,867)	(654,014)	(512,799)	(1,416,680)
Backlog as of June 30, 2019	$271,840	$376,239	$450,270	$1,098,349
Book-to-bill ratio(1)	1.5	0.9	0.7	0.9

(1)Calculated by dividing project awards by revenue recognized.